EXHIBIT 10.7

                FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT


                  This First Amendment to Credit and Security Agreement, dated as of June 10, 2003, is made by and between AG-BAG INTERNATIONAL LIMITED, a Delaware corporation (the "BORROWER"), and WELLS FARGO CREDIT, INC., a Minnesota corporation (the "LENDER").

                                    RECITALS

                  The Borrower and the Lender are parties to that certain Credit and Security Agreement dated as of May 14, 2003, as it has previously been amended (the "Credit Agreement").

                  The Borrower and the Lender wish to make certain additional amendments to the Credit Agreement pursuant to the terms and conditions set forth herein.

                  Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

         1. Amendment. Subpart (b)(ii) of the definition of "Borrowing Base" in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

                  "(ii)    the lesser of (A) 40% of Eligible Inventory or (B)
                  $2,000,000, minus"

         2. Fees. The Borrower shall pay all fees and expenses, including attorney fees, incurred by the Lender in connection with this Amendment.

         3. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance thereunder.

         4. Conditions Precedent. This Amendment shall be effective when the Lender shall have received an executed original hereof.

         5. Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:

                  (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly
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executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

                  (b) All of the Borrower's representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

         6. References. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as previously amended and as amended hereby, and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as so amended.

         7. No Waiver. The execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver by the Lender of any breach or default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

                                     AG-BAG INTERNATIONAL LIMITED


                                     By:/s/Mike Wallis     /s/Larry Inman
                                       ------------------  -------------------
                                     Title:   CFO          Chairman/President



                                     WELLS FARGO CREDIT, INC.


                                     By: /s/ Norm Chin
                                        -----------------
                                     Title:   Assistant Vice President